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                                                                  EXHIBIT 10.128





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                               PURCHASE AGREEMENT

                                  BY AND AMONG

                                AMERICA 51, L.P.,

                              PAXSON COMMUNICATIONS
                              OF PHOENIX-51, INC.,

                         HECTOR GARCIA SALVATIERRA, L.P.

                                       AND

                            HECTOR GARCIA SALVATIERRA

                                       FOR

                          TELEVISION STATION CHANNEL 51
                                TOLLESON, ARIZONA


                                      * * *


                                  JULY 31, 1996


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                                TABLE OF CONTENTS

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ARTICLE 1.        CERTAIN DEFINITIONS.............................................................................2
         Section 1.1       Terms Defined in this Section..........................................................2
         Section 1.2       Clarifications.........................................................................4
         Section 1.3       Other Terms............................................................................5

ARTICLE 2.        THE INITIAL CLOSING.............................................................................5
         Section 2.1       The Initial Closing....................................................................5
         Section 2.2       Sale of Initial Interest...............................................................6
         Section 2.3       Purchase Price.........................................................................6
         Section 2.4       Acquisition of Limited Partnership Interest............................................6
         Section 2.5       Assignment of Construction Permit and Site License.....................................6

ARTICLE 3.        ACTIONS TO BE TAKEN PRIOR TO THE INITIAL CLOSING................................................6
         Section 3.1       FCC Consents...........................................................................6
         Section 3.2       Conduct Pending the Initial Closing....................................................7
         Section 3.3       Extension Application..................................................................7

ARTICLE 4.        REPRESENTATIONS AND WARRANTIES OF BUYER
                  REGARDING THE INITIAL CLOSING...................................................................7
         Section 4.1       Organization and Standing..............................................................7
         Section 4.2       Power and Authority....................................................................8
         Section 4.3       Conflicts..............................................................................8
         Section 4.4       Investment.............................................................................8
         Section 4.5       Qualifications.........................................................................8
         Section 4.6       Broker.................................................................................8
         Section 4.7       Disclosure.............................................................................8

ARTICLE 5.        REPRESENTATIONS AND WARRANTIES OF SELLER,
                  SALVATIERRA AND THE COMPANY REGARDING THE INITIAL
                  CLOSING.........................................................................................9
         Section 5.1       Organization and Standing..............................................................9
         Section 5.2       Power and Authority....................................................................9
         Section 5.3       Conflicts..............................................................................9
         Section 5.4       Exchange Act; Investment Company Act..................................................10
         Section 5.5       Ownership of Partnership Interests....................................................10
         Section 5.6       Assets and Liabilities of the Company.  ..............................................10
         Section 5.7       Broker................................................................................10
         Section 5.8       Site License..........................................................................10
         Section 5.9       Disclosure............................................................................10
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ARTICLE 6.        CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BUYER
                  AT THE INITIAL CLOSING.........................................................................11
         Section 6.1       Representations and Warranties........................................................11
         Section 6.2       Covenants and Conditions..............................................................11
         Section 6.3       Contribution..........................................................................11
         Section 6.4       Site License..........................................................................11
         Section 6.5       Deliveries.  .........................................................................11
         Section 6.6       Adverse Proceedings...................................................................12
         Section 6.7       Extension Application.................................................................12
         Section 6.8       Limited Partner Interest..............................................................12

ARTICLE 7.        CONDITIONS PRECEDENT TO THE OBLIGATIONS OF
                  SELLER, SALVATIERRA AND THE COMPANY AT THE
                  INITIAL CLOSING................................................................................13
         Section 7.1       Representations and Warranties........................................................13
         Section 7.2       316 Consent...........................................................................13
         Section 7.3       Covenants and Conditions..............................................................13
         Section 7.4       Deliveries............................................................................13
         Section 7.5       Adverse Proceedings...................................................................14

ARTICLE 8.        CONSTRUCTION AND OPERATION OF THE STATION......................................................14
         Section 8.1       General...............................................................................14
         Section 8.2       FCC Consent...........................................................................14
         Section 8.3       Employee Benefit Plans................................................................15
         Section 8.4       Labor Relations.......................................................................15
         Section 8.5       Licenses..............................................................................15
         Section 8.6       Compliance with Laws..................................................................15
         Section 8.7       Construction of the Station...........................................................15
         Section 8.8       Notification..........................................................................15
         Section 8.9       Preservation of Business..............................................................16
         Section 8.10      Performance of Agreements.............................................................16
         Section 8.11      Cable Carriage........................................................................16

ARTICLE 9.        THE OPTIONS AND THE SECOND CLOSING.............................................................16
         Section 9.1       Call Option...........................................................................16
         Section 9.2       Put Option............................................................................17
         Section 9.3       The Second Closing....................................................................17
         Section 9.4       Purchase Price for Option Interest....................................................17
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ARTICLE 10.         COVENANTS OF THE COMPANY AND SELLER REGARDING
                    THE SECOND CLOSING...........................................................................18
         Section 10.1      Contracts.............................................................................18
         Section 10.2      Copyrights, Trademarks and Similar Rights.............................................18
         Section 10.3      Governmental Authorizations...........................................................18
         Section 10.4      Title to and Condition of Real Property...............................................18
         Section 10.5      Title to and Condition of Tangible Personal Property..................................18
         Section 10.6      Compliance With Laws..................................................................19
         Section 10.7      Reports...............................................................................19
         Section 10.8      Public Inspection File................................................................19
         Section 10.9      Taxes.................................................................................19
         Section 10.10     Distributions and Redemptions.........................................................19
         Section 10.11     Liabilities of the Company............................................................19

ARTICLE 11.         CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BUYER
                    AT THE SECOND CLOSING........................................................................20
         Section 11.1      Representations and Warranties........................................................20
         Section 11.2      Covenants and Conditions..............................................................20
         Section 11.3      FCC Consent...........................................................................20
         Section 11.4      Consents..............................................................................20
         Section 11.5      Deliveries.  .........................................................................20
         Section 11.6      Adverse Proceedings...................................................................21
         Section 11.7      Time Brokerage Agreement..............................................................21
         Section 11.8      Adverse Change........................................................................21

ARTICLE 12.         CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SELLER
                    AND THE COMPANY AT THE SECOND CLOSING........................................................21
         Section 12.1      Representations and Warranties........................................................22
         Section 12.2      Covenants and Conditions..............................................................22
         Section 12.3      FCC Consent...........................................................................22
         Section 12.4      Consents..............................................................................22
         Section 12.5      Deliveries.  .........................................................................22
         Section 12.6      Time Brokerage Agreement..............................................................23
         Section 12.7      Adverse Proceedings...................................................................23

ARTICLE 13.         JOINT COVENANTS..............................................................................23
         Section 13.1      Confidentiality.......................................................................23
         Section 13.2      Cooperation...........................................................................23
         Section 13.3      Governmental Consents.................................................................23
         Section 13.4      Station Operation.....................................................................24
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ARTICLE 14.         TRANSFER TAXES; FEES AND EXPENSES............................................................24
         Section 14.1      Transfer Taxes........................................................................24
         Section 14.2      Filing Fees...........................................................................24
         Section 14.3      Expenses..............................................................................24

ARTICLE 15.         RISK OF LOSS.................................................................................24
         Section 15.1      Risk of Loss..........................................................................24
         Section 15.2      Postponement of the Second Closing Date...............................................25
         Section 15.3      Option to Terminate...................................................................25

ARTICLE 16.         TERMINATION RIGHTS...........................................................................25
         Section 16.1      Termination by the Parties............................................................25
         Section 16.2      Termination by Buyer..................................................................26

ARTICLE 17.         SPECIFIC PERFORMANCE.........................................................................26

ARTICLE 18.         INDEMNIFICATION..............................................................................26
         Section 18.1      Seller's Indemnification..............................................................26
         Section 18.2      Buyer's Indemnification...............................................................26
         Section 18.3      Notice of Claim.......................................................................26
         Section 18.4      Assumption and Defense of Third-Party Action..........................................27
         Section 18.5      Limitation Period.....................................................................27

ARTICLE 19.         OTHER PROVISIONS.............................................................................27
         Section 19.1      Survival of Representations, Warranties and Covenants.................................27
         Section 19.2      Press Releases........................................................................27
         Section 19.3      Further Assurances....................................................................28
         Section 19.4      Benefit and Assignment................................................................28
         Section 19.5      Entire Agreement......................................................................28
         Section 19.6      Headings..............................................................................28
         Section 19.7      Governing Law.........................................................................28
         Section 19.8      Notices...............................................................................28
         Section 19.9      Counterparts..........................................................................29
         Section 19.10     PCC Guarantee.........................................................................29
         Section 19.11     Attorney's Fees.......................................................................29
         Section 19.12     No Third Party Beneficiaries..........................................................29
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                               PURCHASE AGREEMENT

         THIS PURCHASE AGREEMENT (the "Agreement") is dated as of the 31st day of July, 1996, by and among AMERICA 51, L.P., a Delaware limited partnership (the "Company"); PAXSON COMMUNICATIONS OF PHOENIX-51, INC., a Florida corporation ("Buyer"), HECTOR GARCIA SALVATIERRA, L.P., an Arizona limited partnership ("Seller"), and HECTOR GARCIA SALVATIERRA ("Salvatierra").

                               W I T N E S S E T H

         WHEREAS, Seller is the holder of a construction permit, File No.BPCT-850215LB (as subsequently modified through the date hereof, the "Construction Permit"), issued by the Federal Communications Commission ("FCC") for new television station KAJW (TV), Channel 51, Tolleson, Arizona (the "Station");

         WHEREAS, pursuant to the Limited Partnership Agreement of the Company, dated as of July 30, 1996 (the "Partnership Agreement"), Seller is the holder of all of the general partnership interest and ninety-nine percent (99%) of the limited partnership interest of the Company and Salvatierra is the holder of one percent (1%) of the limited partnership interest of the Company;

         WHEREAS, subject to FCC approval of the assignment of the Construction Permit from Seller to the Company, Seller intends to convey (i) the Construction Permit and (ii) that certain South Mountain Communications Site License (the "Site License"), No. 70648, dated as of January 12, 1995, by and between Seller and the City of Phoenix, Arizona Parks and Recreation Board, to the Company as a capital contribution to the Company;

         WHEREAS, Buyer desires to purchase from Seller, following the acquisition of the Construction Permit by the Company, a forty-nine percent (49%) limited partnership interest of the Company, subject to the terms and conditions set forth herein, and concurrently with the consummation of such purchase, Seller shall acquire the remaining one percent (1%) limited partnership interest of the Company from Salvatierra and all of Seller's remaining interest in the Company shall become general partnership interest;

         WHEREAS, Buyer desires to grant to Seller an option to require Buyer to purchase the remaining general and limited partnership interests of the Company, and Seller desires to grant to Buyer an option to purchase such partnership interests, subject to the terms and conditions set forth herein;



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         WHEREAS, in connection with the foregoing transactions, (a) Buyer and the Company have entered into a Construction and Lease Agreement dated as of the date hereof, pursuant to which Buyer agrees to provide certain services in connection with the construction of the Station and pursuant to which Buyer agrees to lease to the Company certain assets to be used in the business and operations of the Station, and (b) Buyer and the Company have entered into a Time Brokerage Agreement dated as of the date hereof, pursuant to which, upon completion of construction of the Station and commencement of broadcast operations, Buyer shall provide programming for broadcast on the Station, subject to the rules, regulations and policies of the FCC;

         NOW, THEREFORE, in consideration of these premises and the mutual covenants, conditions and promises contained herein, and for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

ARTICLE 1. CERTAIN DEFINITIONS

         Section 1.1 Terms Defined in this Section. The following terms, as used in this Agreement, have the meanings set forth in this Section:

         "316 Application" means the application filed by Seller, Buyer and the Company with the FCC requesting approval of the assignment of the Construction Permit by Seller to the Company concurrently with the purchase of the Initial Interest by Buyer from Seller.

         "316 Consent" means the action by the FCC granting its consent to the 316 Application.

         "Closings" means the collective reference to the Initial Closing and the Second Closing.

         "Communications Act" means the Communications Act of 1934, as amended by the Telecommunications Act of 1996, and the rules and regulations promulgated thereunder.

         "Consents" means the consents, permits, or approvals of government authorities and other third parties necessary to transfer the Construction Permit and the Site License to the Company and to transfer the Partnership Interests to Buyer or otherwise to consummate the transactions contemplated by this Agreement.

         "Construction and Lease Agreement" means the Construction and Lease Agreement dated as of the date hereof, by and between Buyer and the Company.

         "Contracts" means all contracts, leases, non-governmental licenses, and other agreements (including leases for personal or real property and employment agreements), written or oral (including any amendments and other modifications thereto) to which the


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Company is a party or that are binding upon the Company and that relate to or affect the assets or the business or operations of the Station, and (a) that are in effect on the date of this Agreement or (b) that are entered into by the Company between the date of this Agreement and the Second Closing Date in conformity with the terms hereof.

         "FCC Consent" means action by the FCC granting its consent to the transfer of control of the Company as contemplated by this Agreement.

         "FCC Licenses" means those licenses, permits, and authorizations issued by the FCC in connection with the business and operations of the Station.

         "Final Order" means an action by the FCC that has not been reversed, stayed, enjoined, set aside, annulled, or suspended, and with respect to which no requests are pending for administrative or judicial review, reconsideration, appeal, or stay, and the time for filing any such requests and the time for the FCC to set aside the action on its own motion have expired.

         "General Partnership Interest" means the general partnership interest of the Company.

         "Initial Closing" means the consummation of the purchase and sale of the Initial Interest pursuant to this Agreement in accordance with the provisions of Article 2.

         "Initial Closing Date" means the date on which the Initial Closing occurs, as determined pursuant to Section 2.1.

         "Initial Interest" means a 49% Limited Partnership Interest.

         "Intangibles" means all copyrights, trademarks, trade names, service marks, service names, licenses, patents, permits, jingles, proprietary information, technical information and data, machinery and equipment warranties, and other similar intangible property rights and interests (and any goodwill associated with any of the foregoing) applied for, issued to, or owned by the Company or under which the Company is licensed or franchised and that are used or useful in the business and operations of the Station, together with any additions thereto between the date of this Agreement and the Second Closing Date.

         "Licenses" means all licenses, permits, construction permits, and other authorizations issued as of the date hereof by the FCC, the Federal Aviation Administration, or any other federal, state, or local governmental authorities for the construction or operation of the Station, together with any additions thereto between the date of this Agreement and the Second Closing Date.

         "Limited Partnership Interest" means the limited partnership interest of the Company.

         "Option Interest" means all Partnership Interests other than the Initial Interest.


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         "Partnership Interests" mean, collectively, the Limited Partnership
Interest and the General Partnership Interest.

         "Real Property" means all real property, and all buildings and other improvements thereon, whether or not owned or held by Seller or the Company, used or useful in the business or operations of the Station.

         "Real Property Interests" means all interests in real property, including fee estates, leaseholds and subleaseholds, purchase options, easements, licenses, rights to access, and rights of way, and all buildings and other improvements thereon, owned or held by Seller or the Company that are used or useful in the business or operations of the Station, together with any additions thereto between the date of this Agreement and the Second Closing Date.

         "Second Closing" means the consummation of the purchase and sale of the Option Interest pursuant to this Agreement in accordance with the provision of
Article 9.

         "Second Closing Date" means the date on which the Second Closing occurs, as determined pursuant to Section 9.3.

         "Tangible Personal Property" means all machinery, equipment, tools, vehicles, furniture, leasehold improvements, office equipment, plant, inventory, spare parts, and other tangible personal property owned or held by Seller or the Company that is used or useful in the conduct of the business or operations of the Station, together with any additions thereto between the date of this Agreement and the Second Closing Date.

         "Taxes" means all federal, state, local or foreign income, gross receipts, windfall profits, severance, property, production, sales, use, license, excise, franchise, capital, transfer, employment, withholding and other taxes and assessments, together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties.

         "Tax Returns" means all federal, state, local and foreign income, franchise, sales, use, occupation, property, excise, alternative or add-on minimum, social security, employees' withholding, unemployment, disability, transfer, capital stock and other tax returns and tax reports.

         "Time Brokerage Agreement" means the Time Brokerage Agreement dated as of the date hereof, by and between Buyer and the Company.

         "Transaction Documents" means the Construction and Lease Agreement and Time Brokerage Agreement.

         Section 1.2 Clarifications. Words used herein, regardless of the gender and number specifically used, shall be deemed and construed to include any other gender and any


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other number as the context requires. Use of the word "including" herein shall be deemed and construed to mean "including but not limited to." Except as specifically otherwise provided in this Agreement in a particular instance, a reference to a Section, Exhibit or Schedule is a reference to a Section of this Agreement or a Schedule or an Exhibit hereto, and the terms "hereof," "herein" and other like terms refer to this Agreement as a whole, including the Schedules and Exhibits hereto, and not solely to any particular part hereof.

         Section 1.3 Other Terms. The following terms shall have the meanings specified in the sections of this Agreement set forth opposite such terms:

         "Agreement"................................................Preamble
         "Buyer"....................................................Preamble
         "Call Notice"...........................................Section 9.1
         "Call Option"...........................................Section 9.1
         "Claimant".............................................Section 18.3
         "Company"..................................................Preamble
         "Construction Permit"......................................Recitals
         "Extension Application".................................Section 3.5
         "FCC"......................................................Recitals
         "Financial Statements"..................................Section 5.8
         "Indemnifying Party"...................................Section 18.3
         "Option Period".........................................Section 9.1
         "Option Price"..........................................Section 9.5
         "Outstanding Stock".....................................Section 5.5
         "Partnership Agreement"....................................Recitals
         "Purchase Price"........................................Section 2.3
         "Put Notice"............................................Section 9.2
         "Put Option"............................................Section 9.2
         "Salvatierra"..............................................Preamble
         "Seller"...................................................Preamble
         "Station"..................................................Recitals

ARTICLE 2. THE INITIAL CLOSING

         Section 2.1 The Initial Closing. Except as otherwise agreed to by Buyer and Seller, the Initial Closing shall take place at 10:00 a.m., Washington, D.C. time, on a date to be set by Buyer on no less than five (5) days' written notice to Seller, which date shall not be sooner than the first business day after the date on which the 316 Consent has become a Final Order and shall not be later than the tenth business day after the date on which the 316 Consent has become a Final Order, or, if the Buyer shall have waived the condition precedent of a Final Order on the date specified by Buyer to Seller on not less than five (5) days written notice following the later of the effective date of the 316 Consent or the waiver by Buyer of such condition precedent. The Initial Closing shall take place at the offices of Dow, Lohnes & Albertson, 1200 New Hampshire Avenue, N.W., Suite 800, Washington, D.C. 20036, or


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such other place as the parties shall mutually agree. If Buyer fails to specify the date for Initial Closing prior to the fifth business day after the date upon which the 316 Consent has become a Final Order, the Initial Closing shall take place on the tenth business day after the date upon which the 316 Consent has become a Final Order.

         Section 2.2 Sale of Initial Interest Subject to the terms and conditions set forth in this Agreement, Seller hereby agrees to sell, transfer and deliver to Buyer on the Initial Closing Date, and Buyer agrees to purchase, the Initial Interest, free and clear of any claims, liabilities, security interests, mortgages, liens, pledges, conditions, charges or encumbrances of any nature whatsoever.

         Section 2.3 Purchase Price. The purchase price for the Initial Interest (the "Purchase Price") shall be Five Million Four Hundred Thousand Dollars ($5,400,000). The Purchase Price shall be paid at the Initial Closing by Buyer to Seller, in accordance with written instructions provided by Seller to Buyer no less than two (2) business days prior to the Initial Closing Date, by wire transfer of immediately available federal funds or other means mutually satisfactory to Buyer and Seller.

         Section 2.4 Acquisition of Limited Partnership Interest. Subject to the terms and conditions set forth in this Agreement, Salvatierra hereby agrees to sell, transfer and deliver to Seller, on the Initial Closing Date, and Seller agrees to purchase for a purchase price of One Hundred Eleven Thousand One Hundred Eleven Dollars ($111,111), all of Salvatierra's interest in the Company, free and clear of any claims, liabilities, security interests, mortgages, liens, pledges, conditions, charges or encumbrances of any nature whatsoever. Following the consummation of the purchase of the Initial Interest by Buyer and the acquisition of Salvatierra's interest in the Company by Seller, Buyer shall be the sole limited partner of the Company.

         Section 2.5 Assignment of Construction Permit and Site License. Concurrently with the consummation of the purchase of the Initial Interest by Buyer at the Initial Closing, and subject to the grant of the 316 Consent, Seller shall transfer the Construction Permit and the Site License to the Company as a capital contribution, pursuant to conveyancing documents in form and substance acceptable to Buyer.

ARTICLE 3. ACTIONS TO BE TAKEN PRIOR TO THE INITIAL CLOSING

         Section 3.1 FCC Consents. Within five (5) business days after the date of this Agreement, Seller, the Company and Buyer shall file with the FCC the 316 Application. Each of Buyer, Seller and the Company shall thereafter prosecute the application for the 316 Application with all diligence and otherwise use their best efforts to obtain a grant of the 316 Consent as expeditiously as possible. Each party agrees to comply with any condition imposed on it by the 316 Consent, except that no party shall be required to comply with a condition if (i) the condition was imposed on it as the result of a circumstance the existence of which does not constitute a breach by that party of any of its representations, warranties,


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or covenants hereunder, and (ii) compliance with the condition would have a material adverse effect upon it. Buyer, the Company and Seller shall oppose any petitions to deny or other objections filed with respect to the application for the 316 Consent and any requests for reconsideration or judicial review of the 316 Consent.

         Section 3.2 Conduct Pending the Initial Closing. Between the date hereof and the Initial Closing Date, unless Buyer shall otherwise consent in writing, Seller, Salvatierra and the Company covenant and agree:

                  (a) to perform all acts necessary to carry out the transactions contemplated by this Agreement and to not: (i) create, incur, assume or guarantee any indebtedness, obligation or liability or make any payments in respect thereto except in the ordinary course of business and consistent with past practices; (ii) sell, transfer or encumber any Partnership Interests or any of the assets of the Company, including the Station or any interest therein; or (iii) perform or suffer any acts within the control of any of them that are inconsistent with their representations, warranties, covenants and agreements set forth herein; and

                  (b) to notify Buyer promptly of (i) any adverse development with respect to the 316 Application or (ii) the commencement or threat of any claim, suit, action, arbitration, legal, administrative or other proceeding, governmental investigation, or tax audit against Seller or the Company or affecting the Station; and

                  (c) to cooperate fully with Buyer in taking any and all actions necessary or desirable for the consummation of the transactions contemplated by this Agreement.

                  (d) not to amend or modify in any respect the Partnership Agreement.

         Section 3.3 Extension Application. If the Initial Closing shall not have occurred on or before December 6, 1996, Seller shall file with the FCC an application requesting an extension of the Construction Permit (the "Extension Application") and shall use its best efforts to cause the FCC to grant the Extension Application as expeditiously as possible.

ARTICLE 4.        REPRESENTATIONS AND WARRANTIES OF BUYER
                  REGARDING THE INITIAL CLOSING

         As an inducement to Seller and the Company to enter into this Agreement and consummate the transactions contemplated to occur upon the Initial Closing, Buyer represents and warrants to Seller and the Company as follows:

         Section 4.1 Organization and Standing. Buyer is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Florida and shall be, on or before the Initial Closing Date, duly qualified to conduct business as a foreign corporation in the State of Arizona.



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         Section 4.2 Power and Authority. Buyer has full corporate power and authority to enter into this Agreement and the other agreements and instruments contemplated hereby, and to perform and comply with the terms, covenants and conditions to be performed or complied with by Buyer hereunder and thereunder. This Agreement and each other agreement contemplated hereby constitutes or, when executed and delivered by Buyer, will constitute the legal, valid and binding obligations of Buyer, enforceable in accordance with their terms, except as such enforceability may be affected by bankruptcy, insolvency or similar laws or by equitable principles.

         Section 4.3 Conflicts. The execution and delivery of this Agreement and the other agreements and instruments delivered or to be delivered by Buyer pursuant to this Agreement, the consummation of the transactions contemplated by this Agreement and such other agreements and instruments at the Initial Closing, and compliance with the terms, conditions and provisions of this Agreement and such other agreements and instruments at the Initial Closing by Buyer, with or without the giving of notice or the passage of time, or both, do not and will not: (i) contravene any provision of Buyer's Articles of Incorporation or By-Laws; or (ii) conflict with or result in a breach of or constitute a default under any of the terms, conditions or provisions of any indenture, mortgage, loan or credit agreement or any other agreement or instrument to which Buyer is a party or by which it or its assets may be bound or affected, or any decree, judgment or order of any court or governmental department, commission, board, agency or instrumentality, domestic or foreign, or any applicable law, ordinance, rule or regulation, including but not limited to the Communications Act.

         Section 4.4 Investment. Buyer will acquire the Initial Interest for its own account for investment and not with a present view to distribute or resell the same.

         Section 4.5 Qualifications. Buyer knows of no fact that, under existing rules and regulations of the FCC, could reasonably be expected to cause the FCC to determine that Buyer is not qualified to be the transferee of the Initial Interest.

         Section 4.6 Broker Neither Buyer nor any person acting on its behalf has incurred any liability for any finder's or broker's fees or commissions in connection with the transactions contemplated by this Agreement.

         Section 4.7 Disclosure. No representation or warranty by Buyer in this Agreement, and no schedule, document, statement, certificate furnished or to be furnished by Buyer to Seller or the Company pursuant hereto, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements or facts contained herein or therein not misleading



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ARTICLE 5.        REPRESENTATIONS AND WARRANTIES OF SELLER,
                  SALVATIERRA AND THE COMPANY REGARDING THE INITIAL
                  CLOSING

         As an inducement to Buyer to enter into this Agreement and consummate the transactions contemplated to occur upon the Initial Closing, Seller, Salvatierra and the Company jointly and severally represent and warrant to Buyer as follows:

         Section 5.1 Organization and Standing. The Company is a limited partnership duly organized, validly existing, and in good standing under the laws of the State of Delaware and shall be, on or before the Initial Closing, duly qualified to conduct business in the State of Arizona. Seller is a limited partnership formed under the laws of the State of Arizona and is in good standing under the laws of the State of Arizona. Seller has delivered to Buyer true and complete copies of (a) the Limited Partnership Agreement of Seller, (b) the Partnership Agreement and (c) the Certificate of Limited Partnership of each of Seller and the Company.

         Section 5.2 Power and Authority. Seller and the Company each has full partnership power and authority to enter into this Agreement and the other agreements and instruments contemplated hereby, and to perform and comply with the terms, covenants and conditions to be performed or complied with by Seller or the Company hereunder or thereunder. This Agreement and each other agreement or instrument contemplated hereby constitute, or, when executed and delivered, will constitute, the legal, valid and binding obligations of Seller, Salvatierra and the Company, as the case may be, enforceable in accordance with their terms, except as such enforceability may be affected by bankruptcy, insolvency or similar laws and by equitable principles.

         Section 5.3 Conflicts. The execution and delivery of this Agreement and the other agreements and instruments delivered or to be delivered by Seller, Salvatierra or the Company pursuant to this Agreement, the consummation of the transactions contemplated by this Agreement and such other agreements and instruments at the Initial Closing, and compliance with the terms, conditions and provisions of this Agreement and such other agreements and instruments at the Initial Closing by Seller, Salvatierra and the Company, with or without the giving of notice or the passage of time, or both, do not and will not: (i) contravene any provision of the Partnership Agreement of either of Seller or the Company, (ii) conflict with or result in a breach of or constitute a default under any of the terms, conditions or provisions of any indenture, mortgage, loan or credit agreement or any other agreement or instrument to which Seller or the Company is a party or by which Seller, Salvatierra or the Company or any of their respective assets may be bound or affected, or any decree, judgment or order of any court or governmental department, commission, board, agency or instrumentality, domestic or foreign, or any applicable law, ordinance, rule or regulation, including the Communications Act; or (iii) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the assets of Seller, Salvatierra or the Company or the Initial Interest or give to others any interests or rights therein.

         Section 5.4 Exchange Act; Investment Company Act. No securities of the Company are required to be registered under Section 12 of the Securities Exchange Act of 1934, as amended. Neither Seller nor the Company is an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

         Section 5.5 Ownership of Partnership Interests. Seller and Salvatierra hold all of the issued and outstanding Partnership Interests. There are no outstanding securities convertible into or exchangeable for, and no outstanding options, warrants or other rights to purchase or to subscribe for, any Partnership Interest, other than as set forth herein. There are no outstanding agreements, arrangements, commitments or understandings of any kind affecting or relating to the voting, issuance, purchase, redemption, repurchase or transfer of any Partnership, other than as set forth herein or in the Partnership Agreement. Each of Seller and Salvatierra has good and valid marketable title to the Partnership Interest held by such person and the sole right to vote, sell, transfer and deliver such Partnership Interest. Except as contemplated by this Agreement, none of the Company, Salvatierra or Seller has agreed with any person to sell, transfer or deliver any Partnership Interest. Upon the sale of the Initial Interest to Buyer hereunder, Buyer shall have good and valid title thereto, free and clear of all liens, encumbrances, security interests and restrictions of any kind.

         Section 5.6 Assets and Liabilities of the Company. As of the Initial Closing Date, the Company shall own and have good and marketable title to the assets and properties listed on Schedule 5.6, and shall have no debts, obligations or liabilities of any kind whatsoever, whether accrued, contingent or otherwise, except those arising under the Site License (other than as a result of default thereunder) and the Transaction Documents.

         Section 5.7 Broker None of Seller, Salvatierra or the Company or any person acting on their behalf has incurred any liability from any finder's or broker's fees or commissions in connection with the transactions contemplated by this Agreement, except for such fees and commissions owed by Seller to Kalil and Company, which fees and commissions shall be the sole responsibility of Seller.

         Section 5.8 Site License. Seller has delivered to Buyer a true and complete copy of the Site License. The Site License is in full force and effect and is valid, binding, and enforceable in accordance with its terms. Seller has full legal power and authority to assign its rights under the Site License to the Company, subject to the approval of the City of Phoenix, Arizona Parks and Recreation Board, in accordance with this Agreement, and neither such assignment nor the purchase by Buyer of the Initial Interest or the Option Interest will affect the validity, enforceability, or continuation of the Site License.

         Section 5.9 Disclosure. No representation or warranty by Seller, Salvatierra or the Company in this Agreement, and no schedule, document, statement, certificate furnished or to be furnished by Seller, Salvatierra or the Company to Buyer pursuant hereto, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements or facts contained herein or therein not misleading.

ARTICLE 6.        CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BUYER
                  AT THE INITIAL CLOSING

         The obligations of Buyer at the Initial Closing are subject to the fulfillment prior to or at the Initial Closing of the following conditions (any one or more of which may be waived in whole or in part by Buyer at Buyer's option):

         Section 6.1 Representations and Warranties. The representations and warranties of Seller, Salvatierra and the Company contained in this Agreement relating to the Initial Closing shall be true and complete in all material respects on and as of the Initial Closing Date, with the same force and effect as though made on and as of such date.

         Section 6.2 Covenants and Conditions. Seller, Salvatierra and the Company shall have performed in all material respects all of their respective obligations and agreements and complied with all of their respective covenants and conditions contained in this Agreement to be performed or complied with by Seller, Salvatierra and the Company on or before the Initial Closing Date.

         Section 6.3 Contribution. The 316 Consent shall have become a Final Order, and Seller shall have contributed the Construction Permit to the Company in accordance with Section 2.5.

         Section 6.4 Site License. Seller shall have obtained the consent of the Phoenix Parks and Recreation Board to the assignment of the Site License to the Company and the other transactions contemplated hereby, shall have contributed the Site License to the Company in accordance with Section 2.5 and the Site License shall be in full force and effect and enforceable in accordance with its terms.

         Section 6.5 Deliveries. Seller, Salvatierra and the Company shall have delivered to Buyer the following, in form and substance reasonably satisfactory to Buyer and Buyer's Counsel:

                  (a) Initial Interest. Documents evidencing the transfer of the Initial Interest to Buyer, free and clear of any liens, claims, pledges, charges or any other encumbrance of any nature whatsoever.

                  (b) Resolutions. Copies of written actions or resolutions adopted by the general partner of each of Seller and the Company, authorizing and approving the execution and delivery of this Agreement and the Transaction Documents and the consummation of the transactions contemplated hereby and thereby, certified by the general partner of Seller and the Company, respectively, as being true and complete on the Initial Closing Date.

                  (c) Certificates. Certificates, dated as of the Initial Closing Date, executed on behalf of Seller, Salvatierra and the Company, each certifying: (1) that the representations and warranties of Seller, Salvatierra and the Company contained in this Agreement are true and complete in all material respects as of the Initial Closing Date as though made on and as of that date; and (2) that Seller, Salvatierra and the Company have performed in all material respects all of their respective obligations and agreements in this Agreement to be performed and complied with all of their respective covenants and conditions contained in this Agreement to be complied with by Seller, Salvatierra or the Company, respectively, on or before the Initial Closing Date.

                  (d) Opinions of Counsel. Opinions of Seller's and the Company's counsel and communications counsel dated as of the Initial Closing Date in form and substance reasonably satisfactory to Buyer and Buyer's counsel.

                  (e) Consents. Evidence of receipt of any Consent.

                  (f) Partnership Agreement. A copy of the Partnership Agreement executed by Seller.

                  (g) Additional Instruments. Such additional instruments and documents as may be required to consummate the transactions contemplated hereby.

         Section 6.6 Adverse Proceedings. Except for proceedings relating to the television broadcast industry generally, there shall not be any order, decree or judgment in effect or any lawsuit, claim, legal action, proceeding or investigation pending or threatened before any court, administrative agency or arbitrator which is reasonably likely to result in any material adverse effect upon the construction, business, property, assets or condition (financial or otherwise) of the Station or which seeks to enjoin or prohibit, or otherwise questions the validity of, any action taken or to be taken pursuant to or in connection with this Agreement.

         Section 6.7 Extension Application. If the Initial Closing shall not have occurred on or before December 6, 1996, the FCC shall have granted the Extension Application without the imposition on Seller or the Station of any conditions that could reasonably be expected to have a material adverse effect on the construction or operation of the Station, and such grant shall have become a Final Order.

         Section 6.8 Limited Partnership Interest. Following the consumation of the purchase of the Initial Interest by Buyer and the acquisition of Salvatierra's interest in the Company by Seller, Buyer shall be the sole limited partner of the Company.

ARTICLE 7. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SELLER, SALVATIERRA AND THE COMPANY AT THE INITIAL CLOSING

         The obligations of Seller, Salvatierra and the Company at the Initial Closing are subject to the fulfillment prior to or at the Initial Closing of the following conditions (any one or more of which may be waived in whole or in part by Seller at its option):

         Section 7.1 Representations and Warranties. The representations and warranties of Buyer contained in this Agreement relating to the Initial Closing shall be true and complete in all material respects on and as of the Initial Closing Date, with the same force and effect as though made on and as of such date.

         Section 7.2 316 Consent. The 316 Consent shall have become a Final
Order.

         Section 7.3 Covenants and Conditions. Buyer shall have performed in all material respects all of its obligations and agreements and complied with all of its covenants and conditions contained in this Agreement to be performed or complied with by Buyer on or before the Initial Closing Date.

         Section 7.4 Deliveries. Buyer shall have delivered to Seller the following in form and substance reasonably satisfactory to Seller:

                  (a) Purchase Price. The Purchase Price described in Section
2.3.

                  (b) Resolutions. Copies of resolutions adopted by the Board of Directors of Buyer, authorizing and approving the execution of this Agreement and the Transaction Documents and the consummation of the transactions contemplated hereby and thereby, certified by its Secretary as being true and correct on the Initial Closing Date.

                  (c) Certificate. A certificate, dated as of the Initial Closing Date, executed on behalf of Buyer, certifying (1) that the representations and warranties of Buyer contained in this Agreement are true and complete in all material respects as of the Initial Closing Date as though made on and as of that date, and (2) that Buyer has performed in all material respects all of its obligations and agreements in this Agreement to be performed and complied with all of the covenants and conditions contained in the Agreement to be complied with by Buyer on or before the Initial Closing Date.

                  (d) Opinion of Counsel. An opinion of Buyer's counsel dated as of the Initial Closing Date in form and substance reasonably satisfactory to Seller and Seller's counsel.

                  (e) Partnership Agreement. A copy of the Partnership Agreement executed by Buyer.

                  (f) Additional Instruments. Such additional instruments and documents as may be required to consummate the transactions contemplated hereby.

         Section 7.5 Adverse Proceedings. There shall not be any order, decree or judgment in effect or any lawsuit, claim, legal action, proceeding or investigation pending or threatened before any court, administrative agency or arbitrator which seeks to enjoin or prohibit, or otherwise questions the validity of, any action taken or to be taken pursuant to or in connection with this Agreement.

ARTICLE 8. CONSTRUCTION AND OPERATION OF THE STATION

         Section 8.1 General. Following the date hereof and prior to the Second Closing Date: (i) none of Salvatierra, the Company or Seller shall enter into any contracts or agreements for the sale or transfer of any assets of the Company or the Station or any Partnership Interests or creating any security interests, mortgages, liens or encumbrances on either the assets of the Company or the Station (except pursuant to the Construction and Lease Agreement) or any Partnership Interests; (ii) the Company shall be operated in a prudent and businesslike manner and in accordance with the other covenants in this Article 8; (iii) none of Salvatierra, Seller or the Company shall permit the Partnership Agreement to be amended; and (iv) none of Salvatierra, Seller or the Company shall take or permit, or agree to take or permit, any action within the control of any of them that is inconsistent with the proper performance of their obligations under this Agreement, including the issuance or sale of any Partnership Interest or the granting to any person or entity, other than Buyer, an option or similar right to purchase any Partnership Interest.

         Section 8.2 FCC Consent.

                  (a) The conveyance of the Option Interest by Seller to Buyer as contemplated by this Agreement is subject to the prior consent and approval of the FCC.

                  (b) Subject to the provisions of Sections 9.1(c) and 9.2(c), Seller and Buyer shall prepare and, within five (5) business days after the first to occur of Buyer's receipt of the Put Notice (as defined below) or Seller's receipt of the Call Notice (as defined below), shall file with the FCC an appropriate application for the FCC Consent. Seller and Buyer shall thereafter prosecute the application for the FCC Consent with all diligence and otherwise use their respective best efforts to obtain a grant of the application for the FCC Consent as expeditiously as possible. Each party agrees to comply with any condition imposed on it by the FCC Consent, except that no party shall be required to comply with a condition if (i) the condition was imposed on it as the result of a circumstance the existence of which does not constitute a breach by that party of any of its representations, warranties, or covenants hereunder, and (ii) compliance with the condition would have a material adverse effect upon it. Buyer and Seller shall oppose any petitions to deny or other objections filed with respect to the application for the FCC Consent and any requests for reconsideration or judicial review of the FCC Consent.

                  (c) If the Second Closing shall not have occurred for any reason within the original effective period of the FCC Consent and neither party shall have terminated this Agreement under Article 16, the parties shall jointly request one or more extensions of the effective period of the FCC Consent. No extension of the effective period of the FCC Consent shall limit the exercise by either party of its right to terminate the Agreement under Article 16.

         Section 8.3 Employee Benefit Plans. Except as may be consented to in writing by Buyer, the Company will not adopt any employee benefit plans or arrangements applicable to the employees of the Company, including, without limitation, pension or thrift plans, individual or supplemental pension or accrued compensation arrangements, incentive plans, or bonus and termination arrangements; provided, however, that nothing herein shall prevent the Company from adopting reasonable policies on vacation and sick leave for its employees or offering them participation in employer-paid group health plans or any other benefits required by law.

         Section 8.4 Labor Relations. None of Seller, Salvatierra or the Company
(i) will enter into any collective bargaining agreement with respect to the Station; (ii) will enter into any written or oral contracts of employment; (iii) will incur any fixed or contingent liabilities or obligations with respect to any person employed at the Station; and (iv) will fail to comply in any material respect with applicable laws, rules and regulations relating to the employment of labor including, without limitation, those related to wages, hours, collective bargaining, occupational safety, discrimination, and the payment of social security and other payroll related taxes.

         Section 8.5 Licenses. None of Seller, Salvatierra or the Company shall cause, or fail to take any action within its reasonable control necessary to prevent, (i) any License to expire, be surrendered or modified; (ii) any governmental authority to institute proceedings for the suspension, revocation, or adverse modification of any License; (iii) any governmental authority to dismiss or deny any pending application concerning the construction or operation of the Station.

         Section 8.6 Compliance with Laws. The Seller and the Company shall construct and operate the Station in all material respects in accordance with all applicable laws, rules and regulations and the terms of all Licenses.

         Section 8.7 Construction of the Station. None of Seller, Salvatierra or the Company shall take any action that interferes with or delays the construction of the Station pursuant to the Construction and Lease Agreement.

         Section 8.8 Notification. Seller, Salvatierra and the Company shall give Buyer prompt written notice of any material change in any of the information contained in the representations and warranties of Seller and the Company set forth in this Agreement or in the Schedules hereto.

         Section 8.9 Preservation of Business. Seller, Salvatierra and the Company shall preserve the business and organization of the Station intact and use their best efforts to keep available to the Station its employees and to preserve the Station's relationships with suppliers, advertisers and others having business relations with it, to the end that the business, operations, and prospects of the Station shall be unimpaired at the Second Closing.

         Section 8.10 Performance of Agreements. The Company, Seller and Buyer shall perform their respective obligations under the Time Brokerage Agreement and Construction and Lease Agreement, in each case in accordance with the terms thereof.

         Section 8.11 Cable Carriage. Consistent with the rules and regulations of the FCC, the Company shall notify the cable operators within the Phoenix, Arizona Area of Dominant Influence of the Station's election to be carried on a "must-carry" basis on such cable operators' cable television systems. The Company shall use its best efforts to provide such notices on the date that is sixty (60) days prior to commencing operations pursuant to program test authority as defined by FCC rules and regulations, but in no event shall such notices be provided later than thirty (30) days after the commencement of such operations.

ARTICLE 9. THE OPTIONS AND THE SECOND CLOSING

         Section 9.1 Call Option.

                  (a) In consideration of Buyer's undertakings herein and in the Transaction Documents, the receipt and sufficiency of which are hereby acknowledged by Seller, Seller hereby grants to Buyer an exclusive and irrevocable option to purchase (or to allow Buyer's designee to purchase) from Seller the Option Interest (the "Call Option"), free and clear of any claims, liabilities, security interests, mortgages, liens, pledges, conditions, charges or encumbrances of any nature whatsoever.

                  (b) Buyer may give written notice to Seller of Buyer's intention to exercise the Call Option (the "Call Notice") at any time during the ninety (90) day period beginning on the one year anniversary of the date of the Station's commencement of operations pursuant to program test authority (the "Option Period"). In the event that Buyer fails to give Seller the Call Notice prior to the end of the Option Period, then the Call Option shall expire.

                  (c) Upon Buyer's exercise of the Call Option, Seller and Buyer shall file such notices with, and obtain such approvals of, any governmental authorities that are required for the acquisition by Buyer or Buyer's designee of the Option Interest and shall diligently and expeditiously prosecute such filings.

         Section 9.2       Put Option.

                  (a) In consideration of Seller's and the Company's undertakings herein and in the Transaction Documents, the receipt and sufficiency of which are hereby acknowledged by Buyer, Buyer hereby grants to Seller an exclusive and irrevocable option to require Buyer or Buyer's designee (which shall be an affiliate or financially responsible person or entity) to purchase from Seller the Option Interest (the "Put Option"), free and clear of any claims, liabilities, security interests, mortgages, liens, pledges, conditions, charges or encumbrances of any nature whatsoever.

                  (b) Seller may give written notice to Buyer of Seller's intention to exercise the Put Option (the "Put Notice") at any time during the Option Period. In the event that Seller fails to give Buyer the Put Notice prior to the end of the Option Period, then the Put Option shall expire.

                  (c) Upon Seller's exercise of the Put Option, Buyer and Seller shall file such notices with, and obtain such approvals of, any governmental authorities that are required for the acquisition by Buyer or Buyer's designee of the Option Interest and shall diligently and expeditiously prosecute such filings.

         Section 9.3 The Second Closing. The Second Closing shall take place at 10:00 a.m., Washington, D.C. time, on a date to be set by Buyer on no less than five (5) days' written notice to Seller, which date shall not be sooner than the first business day after the date on which the FCC Consent is granted and shall not be later than the tenth business day after the date on which the FCC Consent has become a Final Order, subject to the satisfaction of all other conditions precedent to the holding of the Second Closing. The Second Closing shall take place at the offices of Dow, Lohnes & Albertson, 1200 New Hampshire Avenue, N.W., Suite 800, Washington, D.C. 20036, or such other place as the parties shall mutually agree. If Buyer fails to specify the date for Second Closing prior to the fifth business day after the date upon which the FCC Consent has become a Final Order, the Second Closing shall take place on the tenth business day after the date upon which the FCC Consent has become a Final Order.

         Section 9.4 Purchase Price for Option Interest. The purchase price for the Option Interest (the "Option Price") shall be Six Million Six Hundred Thousand Dollars ($6,600,000). The Option Price shall be paid at the Second Closing by Buyer or Buyer's designee to Seller by wire transfer of immediately available federal funds or other means mutually satisfactory to Buyer and Seller in accordance with written instructions provided by Seller to Buyer no less than two (2) business days prior to the Second Closing Date.

ARTICLE 10. COVENANTS OF THE COMPANY AND SELLER REGARDING
            THE SECOND CLOSING

         Seller and the Company further covenant to Buyer as follows:

         Section 10.1 Contracts. Within ten (10) days after Seller receives the Call Notice or Buyer receives the Put Notice, Seller shall deliver to Buyer a true and complete list and copies of the Contracts. The Contracts shall be valid and binding agreements of the Company enforceable in accordance with their terms. The Company shall have complied with the Contracts in all material respects, and the Company shall not be in default under any of the Contracts; provided the Buyer is not in material default under any such Contracts to which it is a party.

         Section 10.2 Copyrights, Trademarks and Similar Rights. Within ten (10) days after Seller receives the Call Notice or Buyer receives the Put Notice, Seller shall deliver to Buyer a true and complete list and copies of all Intangibles.

         Section 10.3 Governmental Authorizations. Within ten (10) days after Seller receives the Call Notice or Buyer receives the Put Notice, Seller shall deliver to Buyer a true and complete list and copies of the Licenses. The Company shall be the authorized legal holder of the Licenses. At all times prior to the Second Closing Date, the Licenses shall comprise all of the licenses, permits and other authorizations required from governmental and regulatory authorities for the lawful conduct of the business and operations of the Station and none of the Licenses shall be subject to any restriction or condition which would limit the full operation of the Station. The Licenses shall be in full force and effect, and the operation of the Station shall be in accordance therewith.

         Section 10.4 Title to and Condition of Real Property. Within ten (10) days after Seller receives the Call Notice or Buyer receives the Put Notice, Seller shall deliver to Buyer a true and complete description of all the Real Property and the Company's interests therein. The Real Property shall comprise all real property interests necessary to conduct the business and operations of the Station as then conducted. The Company shall have good and marketable fee simple title, insurable at standard rates, to all fee estates (including the improvements thereon) included in the Real Property, free and clear of all liens, mortgages, pledges, covenants, easements, restrictions, encroachments, leases, charges, and other claims and encumbrances of any nature whatsoever, and without reservation or exclusion of any mineral, timber, or other rights or interests. All Real Property (including the improvements thereon) (i) shall be in good condition and repair consistent with its present use, (ii) shall be available for immediate use in the conduct of the business and operations of the Station, and (iii) shall comply with all applicable building or zoning codes and the regulations of any governmental authority having jurisdiction.

         Section 10.5 Title to and Condition of Tangible Personal Property. Within ten (10) days after Seller receives the Call Notice or Buyer receives the Put Notice, Seller shall deliver to Buyer a true and complete list of all material items of Tangible Personal Property. Seller shall own and have good title to each item of Tangible Personal Property, and none of the Tangible Personal Property shall be subject to any security interest, mortgage, pledge, conditional sales agreement, or other lien or encumbrance. All items of transmitting and studio equipment included in the Tangible Personal Property (i) shall have been maintained in a manner consistent with generally accepted standards of good engineering practice, and (ii) shall permit the Station to operate in accordance with the terms of the FCC Licenses and the rules and regulations of the FCC, and with all other applicable federal, state, and local statutes, ordinances, rules, and regulations.

         Section 10.6 Compliance With Laws. The Company shall comply in all material respects with all laws, regulations and governmental orders applicable to the ownership or use of its assets and the conduct of the business and operations of the Station.

         Section 10.7 Reports. The Company shall file all returns, reports and statements which the Station is required to file with the FCC or with any other governmental agency.

         Section 10.8 Public Inspection File. The Company shall maintain the Station's public inspection file at the Station's main studio and cause it to contain the original or copies of all applications, reports and other documents and records relating to the operation of the Station that are required to be in such file under the rules and regulations of the FCC.

         Section 10.9 Taxes. (a) The Company shall file all Tax Returns and shall have paid all Taxes shown on such Tax Returns on any assessment received by the Company, provided that the Company shall not be required to pay any Tax the validity of which is being contested by the Company in good faith and pursuant to appropriate proceedings, (b) the company shall prepare such reports and Tax Returns shall have been prepared in accordance with applicable provisions of the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder and with applicable provisions of state laws, rules and regulations concerning taxation, and (c) the Company shall not waive any statute of limitations with respect to the payment of any taxes.

         Section 10.10 Distributions and Redemptions. The Company shall not make at any time any distribution in respect of any Partnership Interests or other equity interests of the Company, or any direct or indirect redemption, purchase or other acquisition of such Partnership Interests or other equity interests.

         Section 10.11 Liabilities of the Company. As of the Second Closing Date, the Company shall have no liabilities or obligations of any sort whatsoever, except those arising under the Licenses, those arising under the Transaction Documents and those consented to in writing by Buyer.

ARTICLE 11. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BUYER
            AT THE SECOND CLOSING

         The obligations of Buyer under this Agreement at the Second Closing are subject to the fulfillment prior to or at the Second Closing of the following conditions (any one or more of which may be waived in whole or in part by Buyer at Buyer's option):

         Section 11.1 Representations and Warranties. The representations and warranties of Seller and the Company contained in this Agreement shall be true and complete in all material respects on and as of the Second Closing Date, with the same force and effect as though such representations and warranties had been made on and as of such date. For the purpose of this Section 11.1, each reference in Article 5 to the "Initial Closing," "Initial Interest" or "Initial Closing Date" shall be deemed to be a reference to the Second Closing, Option Interest and Second Closing Date, respectively.

         Section 11.2 Covenants and Conditions. Seller and the Company shall have performed in all material respects all of their respective obligations and agreements and complied with all of their respective covenants and conditions contained in this Agreement to be performed or complied with by Seller and the Company on or before the Second Closing Date.

         Section 11.3 FCC Consent. The FCC Consent shall have become a Final Order.

         Section 11.4 Consents. All material consents and approvals of all other governmental authorities, bodies or agencies necessary for the consummation of the transactions contemplated by this Agreement to occur at the Second Closing, shall have been obtained, all without any conditions which would be unduly burdensome on, or have a material adverse effect upon Buyer or the Company.

         Section 11.5 Deliveries. Seller and the Company shall have delivered to Buyer the following, in form and substance reasonably satisfactory to Buyer and Buyer's Counsel:

                  (a) Option Interest. Documents evidencing the transfer of the Option Interest to Buyer or Buyer's designee, free and clear of any liens, claims, pledges, charges or any other encumbrance of any nature whatsoever.

                  (b) Resolutions. Copies of resolutions adopted by the general partner of Seller and the Company, respectively, authorizing and approving the execution and delivery of this Agreement and the Transaction Documents and the consummation of the transactions contemplated hereby and thereby, certified by the general partner of Seller and the Company, respectively, as being true and complete on the Second Closing Date.

                  (c) Consents. A manually executed copy of any instrument evidencing receipt of any Consent.

                  (d) Estoppel Certificates. Estoppel Certificates of the lessors of all leasehold and subleasehold interests included in the Real Property Interests.

                  (e) Certificates. Certificates, dated as of the Second Closing Date, executed on behalf of Seller and the Company, each certifying: (1) that the representations and warranties of Seller and the Company contained in this Agreement are true and complete in all material respects as of the Second Closing Date as though made on and as of that date; and (2) that Seller and the Company have performed in all material respects all of their respective obligations and agreements in this Agreement to be performed and complied with all of their respective covenants and conditions contained in this Agreement to be complied with by Seller or the Company, respectively, on or before the Second Closing Date.

                  (f) Opinions of Counsel. Opinions of Seller's and the Company's counsel and communications counsel dated as of the Second Closing Date, in form and substance reasonably satisfactory to Buyer and Buyer's counsel.

                  (g) Additional Instruments. Such additional instruments and documents as may be required to consummate the transactions contemplated hereby.

         Section 11.6 Adverse Proceedings. Except for proceedings relating to the television broadcast industry generally, there shall not be any order, decree or judgment in effect or any lawsuit, claim, legal action, proceeding or investigation pending or threatened before any court, administrative agency or arbitrator which is reasonably likely to result in any material adverse effect upon the construction, business, property, assets or condition (financial or otherwise) of the Station or which seeks to enjoin or prohibit, or otherwise questions the validity of, any action taken or to be taken pursuant to or in connection with this Agreement.

         Section 11.7 Time Brokerage Agreement. The Time Brokerage Agreement shall be in full force and effect, unless earlier terminated by the parties thereto pursuant to Section 6.1(c) of the Time Brokerage Agreement or by Buyer pursuant to Section 6.1(e) thereof, and the Company shall have complied in all material respects with its obligations thereunder.

         Section 11.8 Adverse Change. Between the date of this Agreement and the Second Closing Date, there shall have been no damage, destruction, or loss affecting any assets that are material to the conduct of the business of the Station, other than as a result of any action by Buyer under either the Construction and Lease Agreement or the Time Brokerage Agreement.

ARTICLE 12. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SELLER
            AND THE COMPANY AT THE SECOND CLOSING

         The obligations of Seller and the Company at the Second Closing under this Agreement are subject to the fulfillment prior to or at the Second Closing of the following conditions (any one or more of which may be waived in whole or in part by Seller or the Company at their option):

         Section 12.1 Representations and Warranties. The representations and warranties of Buyer contained in this Agreement relating to the Second Closing shall be true and complete in all material respects on and as of the Second Closing Date, with the same force and effect as though such representations and warranties had been made on and as of such date. For the purpose of this Section 12.1, each reference in Article 4 to the "Initial Closing," "Initial Interest" or "Initial Closing Date" shall be deemed to be a reference to the Second Closing, Option Interest and Second Closing Date, respectively.

         Section 12.2 Covenants and Conditions. Buyer shall have performed in all material respects all of its obligations and agreements and complied with all of its covenants and conditions contained in the Agreement to be performed or completed with or before the Second Closing Date.

         Section 12.3 FCC Consent. The FCC shall have granted the FCC Consent.

         Section 12.4 Consents. All material consents and approvals of all other governmental authorities, bodies or agencies necessary for the consummation of the transactions contemplated by this Agreement to occur at the Second Closing, shall have been obtained, all without any conditions which would be unduly burdensome on, or have a material adverse effect upon Seller.

         Section 12.5 Deliveries. Buyer (or Buyer's designee) shall have delivered the following, in form and substance reasonably satisfactory to Seller, the Company and their Counsel:

                  (a) Option Price. The Option Price.

                  (b) Resolutions. Copies of resolutions adopted by the Board of Directors of Buyer or its designee, authorizing and approving the consummation of the transactions contemplated hereby and, in the case of Buyer, the execution of this Agreement, certified by its Secretary as being true and correct on the Second Closing Date.

                  (c) Officer's Certificate. A certificate, dated as of the Second Closing Date, executed on behalf of Buyer (or Buyer's designee) by the Chairman or President of Buyer, certifying (1) that the representations and warranties of Buyer contained in this Agreement are (or that such representations, if made by Buyer's designee, would be) true and complete in all material respects as of the Second Closing Date as though made on and as of that date, and (2) that Buyer (or Buyer's designee) has performed in all material respects all of its obligations and agreements in this Agreement to be performed and complied with all of the covenants and conditions in this Agreement to be complied with by Buyer (or Buyer's designee) on or prior to the Second Closing Date.

                  (d) Opinion of Counsel. An opinion of Buyer's (or Buyer's Designee's) counsel dated as of the Second Closing Date, in form and substance reasonably satisfactory to Seller and Seller's counsel.

         Section 12.6 Time Brokerage Agreement. The Time Brokerage Agreement shall be in full force and effect, unless earlier terminated by the parties thereto pursuant to Section 6.1(c) of the Time Brokerage Agreement or by the Company pursuant to Section 6.1(e) thereof, and Buyer shall have complied in all material respects with its obligations thereunder.

         Section 12.7 Adverse Proceedings. There shall not be any order, decree or judgment in effect or any lawsuit, claim, legal action, proceeding or investigation pending or threatened before any court, administrative agency or arbitrator which seeks to enjoin or prohibit, or otherwise questions the validity of, any action taken or to be taken pursuant to or in connection with this Agreement.

ARTICLE 13. JOINT COVENANTS

         Section 13.1 Confidentiality. Buyer, on the one hand, and each of Seller, Salvatierra and the Company, on the other hand, shall each keep confidential all confidential information obtained by it with respect to the other in connection with this Agreement (except for such disclosure to attorneys, bankers, underwriters, and investors, as may be appropriate in the furtherance of the transactions contemplated by this Agreement and except as may be required by law, regulation or securities exchange rules), and if the transactions contemplated hereby are not consummated for any reason, each shall, to the extent reasonably possible, return to the other, without retaining a copy thereof, any confidential schedules, documents or other written information obtained from the other in connection with this Agreement and the transactions contemplated hereby.

         Section 13.2 Cooperation. Buyer, Salvatierra, Seller and the Company shall cooperate fully with each other and their respective counsels and accountants in connection with any actions required to be taken as part of their obligations under this Agreement. No party shall take any action that is inconsistent with its obligations under this Agreement, that would render any of its representations or warranties herein untrue or incomplete or that could hinder or delay the consummation of the transactions contemplated by this Agreement. Notwithstanding the foregoing, and except as otherwise expressed in this Agreement, Buyer shall have no obligation (a) to expend funds to obtain any of the Consents or (b) to agree to any adverse change in any License or Contract in order to obtain a Consent required with respect thereto.

         Section 13.3 Governmental Consents. If any governmental consent required for the consummation of the transactions contemplated hereby or the satisfaction of any condition contained herein includes any condition, the party upon which such condition is imposed shall use its best efforts to comply therewith before the respective Closing to which such consent relates; provided, however, that no party hereto shall be required to comply with any condition that would be unduly burdensome or would have a material adverse effect upon such party.

         Section 13.4 Station Operation. Buyer and Seller specifically acknowledge that, as of the Initial Closing Date, the Station will not have commenced broadcast operations. Seller and the Company shall use their respective best efforts to complete construction of the Station and commence broadcast operations at the Station as expeditiously as possible. Seller and the Company shall file such applications with the FCC and other governmental authorities as are necessary to enable the Station to operate in compliance with FCC and other applicable rules and regulations.

ARTICLE 14. TRANSFER TAXES; FEES AND EXPENSES

         Section 14.1 Transfer Taxes. Buyer and Seller shall each pay one-half of all transfer and documentary taxes or fees incurred in connection with the transfer of the Initial Interest and Option Interest; provided, however, that Seller shall be responsible for the payment of any federal, state or local income tax applicable to Seller or the Company in connection with the transactions contemplated by this Agreement.

         Section 14.2 Filing Fees. Buyer and Seller shall each pay one-half of all FCC filing fees and any other filing fee imposed by any other governmental authority in connection with the transactions contemplated hereby.

         Section 14.3 Expenses. All costs and expenses incurred in connection with the negotiation, preparation and performance of and compliance with this Agreement shall be borne by the party incurring such costs and expenses. In connection with the FCC application for the transfer of the Option Interest to Buyer at the Second Closing, Seller shall be responsible for the payment of any costs or expenses that are incurred as a result of the filing of an objection to such FCC application based upon the qualifications of Seller or the Company, or the acts or omissions of Seller or the Company with respect to the acquisition or construction of the Station, and Buyer shall be responsible for the payment of any costs or expenses that are incurred as a result of the filing of an objection to such FCC application based upon the qualifications of Buyer or the acts or omissions of Buyer with respect to the acquisition or construction of the Station. Seller shall have paid Kalil and Company on or before the Second Closing Date the broker's fees and commissions payable by Seller in connection with the transactions contemplated by this Agreement.

ARTICLE 15. RISK OF LOSS

         Section 15.1 Risk of Loss. The risk of any loss, damage or impairment, confiscation or condemnation of any of the assets of the Company from any cause whatsoever shall be borne by the Company. In the event of any such loss, damage or impairment, confiscation or condemnation, the proceeds of, or any claim for any loss payable under, any insurance policy, judgment or award with respect thereto shall be applied to repair, replace or restore such assets to their prior condition as soon as possible after such loss, impairment, condemnation or confiscation.

         Section 15.2 Postponement of the Second Closing Date. If any damage or destruction of Seller's or the Company's assets occurs and such assets cannot be restored or replaced on or before the Second Closing Date, the Second Closing Date shall be postponed, the exact date and time of such postponed closing date to be such date and time within the effective period of the FCC Consent as shall be as agreed to by Seller, Buyer and the Company. If such assets cannot be restored or replaced within the effective period of the FCC Consent, the parties shall join in requesting an extension of the effective period of such consent for a period not to exceed an additional one hundred twenty (120) days from the date of FCC Consent.

         Section 15.3 Option to Terminate. In the event of any damage or destruction of the assets, if such assets have not been restored or replaced within the effective period of the FCC Consent as extended, Buyer may, if not then in material default hereunder, terminate this Agreement forthwith without any further obligation hereunder by written notice to Seller. Alternatively, Buyer may, at its option, proceed to close this Agreement, in which event Seller shall deliver to Buyer all insurance proceeds payable to it and received in connection with such damage or destruction of the assets without limitation as to the costs and expenses arising in connection with such restoration and replacement.

ARTICLE 16. TERMINATION RIGHTS

         Section 16.1 Termination by the Parties. This Agreement may be terminated by either Buyer or Seller, if not then in material default, upon written notice to the other upon the occurrence of any of the following:

                  (a) If the purchase of the Initial Interest by Buyer pursuant to this Agreement shall not have occurred on or prior to December 31, 1997;

                  (b) If the other party defaults in the observance or in the due and timely performance of any of its material covenants or agreements contained herein and such default has not been cured within ten (10) days after notice by that party not in default;

                  (c) If on the date of either of the Closings, any of the conditions precedent to the obligations of a party set forth in this Agreement as to that Closing have not been satisfied or waived by the other party and such condition shall remain unsatisfied ten (10) days after notice thereof by the other party; or

                  (d) If there shall be in effect on the date of either of the Closings any final judgment, decree or order that would prevent or make unlawful the actions to be taken at such Closing.

         Section 16.2 Termination by Buyer. This Agreement may be terminated by Buyer, if not then in material default, upon written notice to Seller and the Company, if the FCC denies the Extension Application or the 316 Application.

ARTICLE 17. SPECIFIC PERFORMANCE

         Seller and the Company agree that the Initial Interest and the Option Interest are unique and valuable properties such that Buyer shall be entitled to sue for specific performance of the terms of this Agreement in the event of a breach by Seller or the Company with respect to either the Initial Closing or the Second Closing, in which case Seller and the Company shall waive the defense that there is an adequate remedy at law.

ARTICLE 18. INDEMNIFICATION

         Section 18.1 Seller's Indemnification. Seller shall indemnify, defend and hold Buyer harmless from and against any and all loss, cost, liability, damage and expense (including legal and other expenses incident thereto) of every kind, nature or description, arising out of: (a) the breach of any representation or warranty of Seller, Salvatierra or the Company set forth in this Agreement or in any schedule or certificate delivered to Buyer pursuant hereto; (b) the breach of any of their covenants or other agreements contained in or arising out of this Agreement or the transactions contemplated hereby; or
(c) the conduct of the business and operations of the Station, including, but not limited to, any liability, judgment or damages against the Company or Seller, their officers, directors, employees or agents, as a result of litigation involving the Company, Salvatierra, Seller or the operation of the Station prior to each of the Closings, except as provided in the Construction and Lease Agreement and the Time Brokerage Agreement.

         Section 18.2 Buyer's Indemnification. Buyer shall indemnify, defend and hold Seller harmless from and against any and all loss, cost, liability, damage and expense (including legal and other expenses incident thereto) of every kind, nature or description, arising out of: (i) the breach of any representation or warranty of Buyer set forth in this Agreement (including the Schedules hereto);
(ii) the ownership or operation of the Station after the Second Closing, or
(iii) the breach of any of its other agreements contained in or arising out of this Agreement or the transactions contemplated hereby.

         Section 18.3 Notice of Claim. Buyer, on the one hand, and seller and the Company, on the other hand, upon discovery of the breach of any of the representations, warranties and covenants of the other under this Agreement, shall give to the other prompt written notice of the discovery of such breach. If any action, suit or proceeding shall be commenced against, or any claim or demand be asserted against Buyer, Seller or the Company, as the case may be, in respect of which such party proposes to seek indemnification from the other under this Article 19, then such party (hereinafter the "Claimant") shall notify the party from whom indemnification is sought (hereinafter the "Indemnifying Party") to that effect in writing with reasonable promptness and in any event, if such claim arises out of a claim by a person or entity other than the Claimant, then within fifteen (15) days after written notice of such claim was given to the Claimant.

         Section 18.4 Assumption and Defense of Third-Party Action. If any claim hereunder arises out of a claim against the Claimant by a third party, the Indemnifying Party shall have the right, at its own expense, to participate in or assume control of the defense of such claim, and the Claimant shall fully cooperate with the Indemnifying Party subject to reimbursement for actual out-of-pocket expenses incurred as the result of a request by the Indemnifying Party. If the Indemnifying Party elects to assume control of the defense of any third-party claim, the Claimant shall have the right to participate in the defense of such claim at its own expense. If a claim requires immediate action, the parties will make every effort to reach a decision with respect thereto as expeditiously as possible. If the Indemnifying Party does not elect to assume control or otherwise participate in the defense of any third-party claim, it shall be bound by the results obtained by the Claimant with respect to such claim.

         Section 18.5 Limitation Period. No party shall be entitled to indemnification hereunder with respect to the breach of any representation or warranty or any covenant to be performed before the Second Closing contained herein unless such claim for indemnification is asserted in writing to the party from whom indemnification is sought within six (6) months after the Second Closing, except that any claim for indemnification related to a claim by a third party, including claims by the Internal Revenue Service against the Company or Seller, shall be made within the statute of limitations period applicable to such third-party claim.

ARTICLE 19. OTHER PROVISIONS

         Section 19.1 Survival of Representations, Warranties and Covenants. The representations, warranties, covenants, indemnities and agreements contained herein are and will be deemed and construed to be continuing representations, warranties, covenants, indemnities and agreements and will survive the respective Closings as to which breach or claim is asserted until the termination of the limitation period set forth in Section 18.5 hereof. Any investigations by or on behalf of any party hereto prior to or after the Closings shall not constitute a waiver as to enforcement of any representation, warranty, covenant or agreement contained herein.

         Section 19.2 Press Releases. Buyer, Seller and the Company shall jointly prepare, and determine the timing of, any press release or other announcement relating to the transactions contemplated by the Agreement. No party will issue any press release or make any other public announcement relating to the transactions contemplated by the Agreement without the prior consent of the other parties, except that any party may make any disclosure required to be made by it under applicable law (including the federal securities laws) or by this Agreement if it determines in good faith that it is appropriate to do so and provided further that it gives prior notice of any such disclosure to the other party hereto.

         Section 19.3 Further Assurances. At and after each of the Closings, Buyer, Seller and the Company will, without further consideration, execute and deliver such further instruments and documents and do such other acts and things as the other parties may reasonably request in order to effect or confirm the transactions contemplated by this Agreement.

         Section 19.4 Benefit and Assignment. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. No party hereto may assign, transfer, encumber or otherwise convey its interest under this Agreement without the prior written consent of the other parties hereto; provided, however, that Buyer may assign its rights and interests under this Agreement to its lenders as collateral security for Buyer's obligations to such lenders.

         Section 19.5 Entire Agreement. This Agreement and the schedules attached hereto embody the entire agreement and understanding of the parties and supersedes any and all prior agreements, arrangements and understandings relating to matters provided for herein. No amendment, waiver of compliance with any provision or condition hereof, or consent pursuant to this Agreement will be effective unless evidenced by an instrument in writing signed by the party against whom enforcement of any waiver, amendment, extension or discharge is sought.

         Section 19.6 Headings. The headings are for convenience only and will not control or affect the meaning or construction of the provisions of this Agreement.

         Section 19.7 Governing Law. The construction and performance of this Agreement will be governed by the laws of the State of Delaware (except for the choice of law provisions thereof). The exclusive venue for the adjudication of any dispute or proceeding arising out of this Agreement shall be the state courts of Arizona or the United States federal courts located in the State of Arizona, and the parties hereto hereby consent to and submit to the jurisdiction of any such federal court located in the State of Arizona.

         Section 19.8 Notices. All notices, demands, and requests required or permitted to be given under the provisions of this Agreement shall be (a) in writing, (b) delivered by personal delivery, or sent by commercial delivery service or registered or certified mail, return receipt requested, (c) deemed to have been given on the date of personal delivery or the date set forth in the records of the delivery service or on the return receipt, and (d) addressed as follows:

To Buyer:                         Paxson Communications
                                    of Phoenix-51, Inc.
                                  601 Clearwater Park Road
                                  West Palm Beach, FL  33401
                                  Attention:  Lowell W. Paxson

With a copy (which shall          John R. Feore, Jr., Esq.
not constitute notice) to:        Dow, Lohnes & Albertson
                                  1200 New Hampshire Avenue, N.W.
                                  Suite 800
                                  Washington, D.C.  20036

To Company and Seller:            Hector Garcia Salvatierra, L.P.
                                  11 West Medlock Drive
                                  Phoenix, AZ 85013
                                  Attention: Hector Garcia Salvatierra

With a copy (which shall          John Quale, Esq.
not constitute notice) to:        Wiley Rein & Fielding
                                  1776 K Street, N.W.
                                  Washington, DC  20006

To Salvatierra:                   Hector Garcia Salvatierra
                                  11 West Medlock Drive
                                  Phoenix, AZ  85013

or to any other or additional persons and addresses as the parties may from time to time designate in a writing delivered in accordance with this Section 21.8.

         Section 19.9 Counterparts. This Agreement may be signed in counterparts with the same effect as if the signature on each counterpart were upon the same instrument.

         Section 19.10 PCC Guaranty. In consideration of the execution and delivery of this Agreement by Seller, the Company and Salvatierra and their agreement to perform the transactions contemplated hereby, Paxson Communications Corporation, a Florida corporation ("PCC"), hereby guarantees Buyer's full, complete and timely performance of and compliance with all of its covenants, agreements and obligations set forth herein and in the Construction and Lease Agreement and Time Brokerage Agreement. PCC agrees that no formal change, amendment, modification or waiver of any term or condition hereof or thereof, no extension in whole or in part of the time for the performance by Buyer of any of its obligations hereunder or thereunder, and no settlement, compromise, release, surrender, modification or impairment of, or exercise or failure to exercise any claim, right or remedy of any kind or nature in connection herewith or therewith, shall affect, impair or discharge, in whole or in part, the liability of PCC for the full prompt and unconditional performance of the obligations of Buyer under this Agreement or the Construction and Lease Agreement or Time Brokerage Agreement.

         Section 19.11 Attorney's Fees. In the event an action is brought to enforce or construe any of the terms or conditions of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees and costs.

         Section 19.12 No Third Party Beneficiaries. This Agreement is not intended to, and shall not be construed to, create any right enforceable by any person or entity not a party hereto, except for permitted assigns hereunder.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Purchase Agreement as of the date first above written.

                                       HECTOR GARCIA SALVATIERRA, L.P.



                                       By: /s/ Hector Garcia Salvatierra
                                          ------------------------------------
                                             Name:
                                             Title: Gen. Ptr.


                                       AMERICA 51, L.P.

                                       By:  Hector Garcia Salvatierra, L.P., its
                                            General Partner


                                            By: /s/ Hector Garcia Salvatierra
                                               ---------------------------
                                                Name:
                                                Title: Gen. Ptr.


                                       /s/ HECTOR GARCIA SALVATIERRA
                                       ---------------------------------------
                                       HECTOR GARCIA SALVATIERRA



                                       PAXSON COMMUNICATIONS
                                         OF PHOENIX-51, INC.



                                       By: /s/ James B. Bocock
                                          ------------------------------------
                                                Name:  James B. Bocock
                                                Title: President

         Solely with respect to Section 19.10 hereof:

                                       By: /s/ James B. Bocock
                                          ------------------------------------
                                                Name:  James B. Bocock
                                                Title: President